Exhibit 99.2

PayPal
The World’s Open Technology
Payments Platform
June 8, 2015
Dan Schulman, CEO
Patrick Dupuis, CFO

Non-GAAP Financial Measures
This presentation includes the following financial measure defined as a “non-GAAP financial measure” by the Securities and Exchange Commission, or SEC: free cash flow. This measure may be different from non-GAAP financial measures used by other companies. The presentation of this financial information, which is not prepared under any comprehensive set of accounting rules or principles, is not intended to be considered in isolation or as a substitute for the financial information prepared and presented in accordance with generally accepted accounting principles.
Forward-Looking Statements
This presentation contains forward-looking statements relating to, among other things, the planned separation of PayPal’s business from eBay Inc., and the future performance of PayPal Holdings, Inc. and its consolidated subsidiaries that are based on the company’s current expectations, forecasts and assumptions and involve risks and uncertainties. These statements include, but are not limited to, statements regarding the completion and timing of any such separation, the future performance of the PayPal business on a standalone basis if the separation is completed, the company’s projected financial outlook and future growth in the company’s business and mobile payments. The company’s actual results could differ materially from those predicted or implied and reported results should not be considered as an indication of future performance. There is no assurance as to the timing of the spin-off or whether it will be completed. Factors that could cause or contribute to such differences include, but are not limited to: changes in political, business and economic conditions, including any European or general economic downturn or crisis and any conditions that affect payments or credit; fluctuations in foreign currency exchange rates; the company’s need to successfully react to the increasing importance of mobile payments; the company’s need to manage an increasingly large enterprise with a broad range of businesses of varying degrees of maturity and in many different geographies; the effect of management changes and business initiatives; the company’s need and ability to manage other regulatory, tax and litigation risks as its services are offered in more jurisdictions and applicable laws become more restrictive; any changes the company may make to its product offerings; the competitive, regulatory, credit card association-related and other risks specific to PayPal and PayPal Credit, especially as the company continues to expand geographically and introduce new products and as new laws and regulations related to financial services companies come into effect; the company’s ability to timely upgrade and develop its systems, infrastructure and customer service capabilities, at reasonable cost; the company’s ability to maintain site stability and performance on all of its sites while adding new products and features in a timely fashion; and the company’s ability to profitably integrate, manage and grow businesses that have been acquired recently or may be acquired in the future. The forward-looking statements in this presentation do not include the potential impact of any acquisitions or divestitures that may be announced and/or completed after the date hereof.
More information about factors that could affect the company’s operating results is included under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the company’s most recent Registration Statement on Form 10, copies of which may be obtained by visiting the eBay Inc. Investor Relations website at http://investor.ebayinc.com or the SEC’s website at www.sec.gov. Undue reliance should not be placed on the forward-looking statements in this presentation, which are based on information available to the company on the date hereof. PayPal Holdings, Inc. and eBay Inc. assume no obligation to update such statements.
This meeting is being transcribed for the company’s internal purposes.
PayPal

Our Story
The Payments landscape is dramatically changing
Mobile bridges online, in-app, and in-store experiences...and PayPal is a leader
PayPal has market leading and sustainable assets
Shaping the future of the industry
Strong financial model and team
PayPal

The Payment Landscape is Dramatically Changing
... and the World is Looking for a Trusted Solution
Industry Trends
Mass Adoption of Mobile Devices
Digitization of Money
Fragmentation of Payment Types, Technology and Channels
Emergence of Alternative Financial Service Offerings
Rise of Fraud and Cybercrime
Risk of Failure and Cost of Keeping Up
Market Needs
Need Help to Adopt/Adapt Faster
Need Help to Manage Confusion
Need Help to Reduce Risk
PayPal

The Explosion of Mobile Expands our Addressable Market
and Our Leadership Unlocks the Opportunity
$2.5T*
Online and Mobile Payments
$25Tn*
Online In-App In-store
New Opportunities
P2P Payments P2P Lending
Money Transfer SMB Lending
*Sources: 2015 market size by E-marketer & Morgan Stanley
PayPal

As the Leader in Digital Payments....PayPal is Shaping
the Future of the Industry
At Scale*
165 Million Active Customer Accounts
$235 Billion TPV
4 Billion Transactions
1 Billion Mobile Transactions
With Momentum
+19 Million Gained in 2014
+25% y/y TPV Growth**
+22% y/y Transaction Growth**
+41% y/y Mobile Transaction Growth**
Mobile TPV (Billions)
85% CAGR
% Transactions from Mobile
13 13% 2012
27 20% 2013
46 25% 2014
*Stats are full year 2014, except customers which is Q1’15
**Stats are Q1-15
PayPal

PayPal has Unique and Defensible Assets
Scalable Two-Sided Network and Platform
Brand: #1 Trusted Digital Wallet
Risk Management
Data and Analytics
Global Regulatory Compliance
24x7 Customer Support
PayPal

An End-to-End Solution for 10M Merchants
• Drive Growth:
Increase Conversion, Data Insights
• Low Cost of Ownership:
Scalable, Upgradable, Flexible, Preferred Developer App
• Make Technology Simple (Rewiring the Commerce Experience):
Low Friction Integration, at Any Scale, PayPal as a Service (SaaS)
• Protect the Franchise:
Risk Management and Fraud, Regulatory Compliance
155+M
Global Active Consumer Accounts*
$13.8B
Mobile Payment Leader*
$500M
PayPal Working Capital Program Loans Since Launch
27%
PayPal Credit Volume Growth*
109%
Braintree Authorized Payment Volume Growth*
*Q1 ‘15
PayPal

Rewiring the Merchant Payment Experience
PayPal
Online Web to Mobile
• Digital Wallet
• Proprietary
• Beyond eBay
PayPal CREDIT
Funding Choice
• Tech-Enabled
• Accelerates Flywheel
Braintree
In-App
• Tech Agnostic
• Full Stack (100% Processing)
Paydiant
In-Store
• Large Retail
• White Label
• Rewards, Loyalty
Open Commerce Platform
Flexible
Scalable
Innovative
PayPal

Expanding Value to 155M Consumers
• Easy To Use:
One Touch, Payment Choice
• Protection:
Financial Information Not Shared, Buyer Protection
• Use Anywhere:
Online/In-app/In-store, on Any Device, With Any OS, 10M+ Merchants
• Shop Globally:
203 Markets, in Major Currencies Around the World
25
Transactions per Active Account*, +9% y/y
11%
y/y increase in TPV per Active Account*
Global Coverage
74% and 69% Coverage of Largest 100 US and EMEA Internet Retailers
$50
Revenue per Active Account*
$14B
Cross Border Trade TPV, +23% y/y
Stats are Q1’15
*Based on trailing 12 months
PayPal

Driving Scale and Engagement in Our Consumer Base
Merchant Loyalty and Offers
OneTouch
P2P/Venmo/Social
Tech Enabled Lending
Cross Border
Ubiquity
Adding Capabilities & Growing Engagement
Long-Term Goal: Monthly to Daily Customer Usage
Transforming the Management & Movement of Money Through Mobile
PayPal

Our Global Open Digital Payments Platform
Drives Powerful Network Effects
165M
Active Customer Accounts
Consumers
1B
Transactions per Quarter
More Data
10M+
Merchants and Developers
Merchants / Developers
Increasing Transactions per Customer
Consumer Engagement
PayPal

Financial Overview
PayPal

Producing Growth and Returns at Scale
TPV (Billions)*
CAGR: 25%
$150 $186 $235
2012 2013 2014
Revenue (Billions)
CAGR: 19%
$5.7 $6.7 $8.0
2012 2013 2014
Free Cash Flow (Billions)**
CAGR: 28%
$1.1 $1.6 $1.7
2012 2013 2014
* TPV is the value of payments, net of payment reversals, successfully completed through our Payments Platform, excluding transactions processed through our gateway products; ** Calculation of free cash flow is included in the Appendix of this presentation
PayPal

Our Model: Leverage from Scale and Reinvest for Growth
Operating Expenses
Product & Tech, Sales/ Marketing
24x7 Support, Operations, G&A, D&A
Trx Expense, Losses
Growth
Run the Business
Volume Based
Economies of Scale
Differentiated Services, Awareness and Trust
Variable Expenses
Choice for Consumers and Risk Management
Investing In:
Reach
Relevancy
Capability
Awareness
Grow Market Share
PayPal

Well Capitalized to Maintain Leadership
Capital Sources
Strong Cash Flow
Starting Cash of ~$6B
Alternative Sources of
Capital to Fund
Credit Growth
No Debt
Capital Allocation
CapEx
8-10% of Revenue In 2015*
Credit Receivables
Optionality: Our Balance Sheet or Other Peoples’ Money to Drive Growth
M&A
Expand Reach, Capabilities, Network Effect
Buy Back
Prioritize Growth vs. Reduction of Shares
*Increased 1pt from guidance given on 4/22/15
PayPal

Guidance
2015
Medium Term
FXN TPV Growth
Mid -20% Mid – 20%
FXN Revenue Growth
15 – 18% ~15%
Non-GAAP Op. Margin
Up 0 – 1% 20 – 21% Stable to Growing
Free Cash Flow Growth $1.6 – 1.8B* In-line with Revenue Growth
CapEx 8-10% of Revenue Lower
All growth rates are year over year
* FCF reduced by ~ $100M from guidance on 4/22/15 due to greater clarity on separation costs
PayPal

A Strong Team
Industry Thought Leaders
Customer-First Mindset
Proven Ability to Scale
Global in Nature
Talent Magnets
PayPal

PayPal
The World’s Open Technology
Payments Platform

PayPal

Appendix
PayPal

The World’s Open Digital Payments Platform
Consumer
Ubiquity, Safety,
Awareness,
Service…
Transforming the
Management &
Movement of
Money
PayPal
$235B TPV
$8B Revenue
4B transactions
30 currencies
203 markets
Open Merchant
Value Added
Services, Flexible,
Scalable,
Upgradeable,
Innovative,
100% share of
checkout
Growing Volume,
Declining Transaction
Margin
Variable Expenses: Choice and Risk
Run the Business Expenses: Service & Trust
Growth Expenses: Awareness & Experience
Mid-Teens Revenue
Growth, Stable to Up
Margins
PayPal

Separation Optimizes Opportunity
Enhanced Standalone Positioning
New Markets
Enhanced Focus
New Operating Structure
Strategic Flexibility
Continued Benefits Through Operating Agreement
Largely Consistent PayPal Pricing for eBay Merchants
Structure in Place to Maintain PayPal Usage by eBay
eBay Support to Enhance the PayPal Product Experience on eBay
5 Year Duration, 1 Year Transition Period; Flexibility to Amend Agreement

PayPal

Calculation of Free Cash Flow
Year Ended December 31
2014 2013 2012
(In millions)
Net cash provided by operating activities $2,220 $1,993 $1,565
Less: Purchases of property and equipment (492) (391) (511)
Free cash flow $1,728 $1,602 $1,054
PayPal